SUPPLEMENT DATED January 27, 2006
TO THE STATEMENT of ADDITIONAL INFORMATION of
INTEGRITY FUND OF FUNDS, INC.
Dated May 1, 2005

TO THE SAI

Please note the following important information with regard to Integrity Fund of Fund, Inc.

I.      Effective January 6, 2006, Independent Director Lynn Aas retired from the Board of Directors and Mr. Jerry Stai was subsequently nominated and elected to the Board of Directors to fill the vacancy.  Mr. Aas' retirement also created a vacancy on the Audit Committee and the Governance and Nominating Committee that Mr. Stai will occupy.  Each reference to Mr. Aas on pages 12-16 in the SAI is hereby removed.

II.    The table entitled "Independent Directors" on page 12 of the SAI is supplemented with the following pertinent information regarding Mr. Stai:

INDEPENDENT DIRECTORS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Jerry M. Stai 1 North Main St. Minot, ND 58703 53	Director	Since January 2006	Faculty, Embry-Riddle University (Aug. 2000 to Sep. 2005); Faculty, Park University (Aug. 2005 to Dec. 2005); Non-Profit Specialist, Bremer Bank (since July 2005); Faculty, Minot State University (since Aug. 2000); Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., (since Jan. 2006); Trustee, Integrity Managed Portfolios and The Integrity Funds (since Jan. 2006).	16	Marycrest Franciscan Development Inc.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE